UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           February 3, 2006
                                                 -------------------------------

                                  ABIOMED, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                  0-20584                      04-2743260
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
      of incorporation)          File Number)               Identification No.)

      22 Cherry Hill Drive, Danvers, MA                           01923
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  (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code      (978) 777-5410
                                                        ------------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01         Other Events



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ABIOMED, Inc.
                                                 -------------
                                                 (Registrant)


Date February 3, 2006
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                                                 /s/ Daniel J. Sutherby
                                                 ----------------------
                                                 Principal Financial Officer